Supplement, Dated November 6, 2006, to the
         Prospectus of The Value Line Fund, Inc., Dated May 1, 2006


Based on the number of shares outstanding at October 31, 2006 and the realized capital gains through that date, the Fund projects that its year-end capital gains distribution would be approximately $1.121 per share. This amount may change as a result of developments during the remainder of the year.